Exhibit 99.02

Press Release
www.shire.com

BLOCK LISTING SIX MONTHLY RETURN

November 25, 2008 - Shire plc (LSE: SHP, NASDAQ: SHPGY)

Name of applicant:		Shire plc
Name of scheme:		1996 Executive Share Option Scheme
Period of return:	From:	23 May 2008	To:	22 November 2008
Balance of unallotted securities under scheme(s) from previous return:		N/A
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		82,000 (newly listed on 23 May 2008)
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		Nil
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		82,000

Name of applicant:		Shire plc
Name of scheme:		2000 Executive Share Option Scheme
Period of return:	From:	23 May 2008	To:	22 November 2008
Balance of unallotted securities under scheme(s) from previous return:		N/A
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		6,200,000 (newly listed on 23 May 2008)
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		299,385
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		5,900,615

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

Name of applicant:		Shire plc
Name of scheme:		Shire Sharesave Scheme
Period of return:	From:	23 May 2008	To:	22 November 2008
Balance of unallotted securities under scheme(s) from previous return:		N/A
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		82,000 (newly listed on 23 May 2008)
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		5,315
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		76,685

Name of applicant:		Shire plc
Name of scheme:		Biochem Pharma Stock Option Plan
Period of return:	From:	23 May 2008	To:	22 November 2008
Balance of unallotted securities under scheme(s) from previous return:		N/A
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		14,000 (newly listed on 23 May 2008)
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		Nil
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		14,000

Name of contact:	Tony Guthrie, Deputy Company Secretary
Address of contact:	Hampshire International Business Park Basingstoke, Hampshire, RG24 8EP
Telephone number of contact:	01256 894754